LONG-TERM LIABILITIES - LOANS AND OTHER (Schedule of Loans) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
LONG-TERM LIABILITIES - LOANS AND OTHER [Abstract]
Loans from banks	$ 849	[1]	$ 1,024	[1]
Loans from Shareholders		[2]	100	[2]
Loans from Other	340	[3]	509	[3]
Total long-term debt	$ 1,189		$ 1,633

[1]	On November 2009 the Company signed new agreements with its bank to restructure its credit arrangments. According to the agreement the Banks agreed to maintain the Company's credit and financing facilities, as well as to delay repayment of the principal on outstanding loans to a four year period commencing on January 1, 2012 by quarterly payment including yearly interest rate of Libor +2%.On May 2010, the Company signed new agreements with Bank Le'umi Le'Israel BM and Bank Hapoalim BM (the "Banks"), for the restructuring of its bank debt. Pursuant to the agreements with the Banks, the Banks forgave approximately $2.4M of debt from the Company and its subsidiary ScanMaster Systems (IRT) Ltd. ("ScanMaster Ltd."), and have agreed to the repayment by the Company of $1 million over 5 years and a further $600K over 10 years.
[2]	On May 2010 the Company signed agreements with its major shareholders to loan US $100 thousands. The loan is repayable upon fulfillment of certain conditions (as further elaborated in the agreement) aimed to ensure the Company achieved financial stability prior to repayment.Further, the Company's major shareholders agreed to delay payment of the first US $100 thousands of their salary until July 2011, at which time the company shall repay them in three equal monthly installments.
[3]	On May 2010 the Company signed loan agreement with Mivtach (former Shareholder) of approximately $850 thousands to which the Company will repay the loan over five years in equal quarterly installments, plus interest at the US Dollar annual LIBOR rate.